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                                                               Exhibit 23(a)



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated February 13, 1998, incorporated by reference in CNB, Inc.'s Form 10-KSB for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.



/s/ Arthur Andersen LLP



Jacksonville, Florida
December 3, 1998